Loans receivable (Tables)	12 Months Ended
Dec. 31, 2023
Loans receivable
Schedule of loans receivable

As at December 31	2023	2022
Loan Receivable – Elevation	$17,731	$—
Loan Receivable – Nevada Copper	11,840	—
Convertible Debenture – Excelsior Mining	1,638	—
Bridge Financing – Stornoway Diamonds	—	11,096
Total loans receivable	31,209	11,096
Provision for expected credit losses	(9,723)	—
Net loans receivable	21,486	11,096
Current portion	2,500	—
Loans Receivable – Long-term	$18,986	$11,096